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                                                                   EXHIBIT 10.15

                            FIRST AMENDMENT TO LEASE

        THIS FIRST AMENDMENT TO LEASE, made as of the 19th day of April, 2000 by and between 1101 CR NB, L.L.C., a New Jersey limited liability company and successor in interest to Pensud Company Limited Partnership, having an address c/o Sudler Management Company, 300 Interpace Parkway, Parsippany, New Jersey 07054-1100 ("Landlord"), and PENTECH INTERNATIONAL, INC., having an address at 1101 Corporate Road, North Brunswick, New Jersey ("Tenant").

        WHEREAS, Landlord and Tenant entered into a lease, dated August 28, 1995 (the "Lease") for Premises known as 1101 Corporate Road, North Brunswick, New Jersey (the "Premises"); and

        WHEREAS, Landlord and Tenant desire to amend the Lease in accordance with the terms hereof;

        NOW, THEREFORE, for and in consideration of the above premises, the mutual agreements herein contained and other good and valuable consideration, the parties hereto agree as follows:

        1. Except as modified herein, the Lease shall continue in full force and effect and is incorporated herein by reference.

        2. The term of the Lease shall be extended for a period of five (5) Lease years, expiring and terminating on October 31, 2005. The period November 1, 2000 through October 31, 2005 shall be referred to as the "First Extension Term."

        3. The second sentence of Section 11(d) of the Lease shall be amended to provide that the costs of any replacement of the roof shall be amortized on a straight line basis over twenty (20) years and Tenant shall, upon demand, pay Landlord that portion of such costs applicable to the remaining portion of the Term and any extension(s) thereof.

        4. In the event that the fire sprinkler booster pump requires replacement, the cost of such replacement shall be shared equally between Landlord and Tenant.

        5. The First Extension Term shall be on all of the same terms and conditions set forth in the Lease and applicable to the Initial Term, except as set forth hereinabove and except that the annual Base Rent during the First Extension Term shall be as follows:


               Period                    PSF        Monthly Installment        Annual Amount
               ------                    ---        -------------------        -------------
November 1, 2000 through
October 31, 2005                        $4.00           $43,425.00              $521,100.00


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        6. Landlord and Tenant represent that the only brokers involved in the negotiation of this Amendment were DiLeo Realty and Samson Realty Corp. Tenant acknowledges that Tenant was represented in the negotiation of this Amendment exclusively by DiLeo Realty Associates, Inc. with offices at 1315 Stelton Road, Piscataway, NJ 08854 (John C. Zsilavetz, salesperson) ("Broker") and that Broker was the procuring cause of this Amendment and that no other broker represented Tenant in connection herewith. Tenant shall indemnify and hold Landlord and Sudler Management Company, L.L.C. harmless from and against any claim for commission by any other broker, including but not limited to, Continental Realty Advisors, Inc., in connection with this Amendment. Landlord shall indemnify Tenant for any claim made by any broker, other than Continental Realty Advisors, Inc., alleging that such broker dealt with Landlord in connection with this Amendment.

        IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment to Lease as of the date first set forth above.


WITNESS:                                1101 CR NB, L.L.C.

/s/ D.B.                                By:    /s/ Peter D. Sudler
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                                               PETER D. SUDLER, MANAGEMENT


ATTEST:                                 PENTECH INTERNATIONAL, INC.

/s/ F.V.                                By:   /s/ David Melnick
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                                             DAVID MELNICK, PRESIDENT